UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2011

60 East 42nd St. Associates L.L.C.

(Exact name of registrant as specified in its charter)

Commission File Number:  0-2670

A New York Limited Liability Company	13-6077181
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Grand Central Place, 60 East 42nd Street, New York, New York 10165

(Address of principal executive offices, including zip code)

(212) 687-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

        240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

        240.13e-4(c))

Item 8.01

Other Events

Malkin Holdings LLC, the supervisor of the Company, has embarked on a course of action that could result in the Company becoming part of a newly formed public REIT. The Company for legal reasons is not in a position to disclose more information until documents are filed with the Securities and Exchange Commission, which the Company anticipates could occur in approximately three months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

60 East 42nd St. Associates L.L.C.

Date: November 29, 2011	By:	/s/ Mark Labell
		Name:	Mark Labell
		Title:	Senior Vice President – Finance
Malkin Holdings LLC, Supervisor*

*Registrant is a limited liability

company supervised by Malkin

Holdings LLC.  Accordingly, this

Form 8-K is being signed by a

senior executive of Registrant’s

supervisor.